Kramer, Levin, Naftalis & Frankel
                 9 1 9  T H I R D  A V E N U E
                  NEW YORK, N.Y. 10022   3852
                        (212) 715   9100
                                                          FAX
                                                          (212) 715-8000
                                                          ______

                                                          WRITER'S DIRECT
                                                          NUMBER

                                                          (212) 715-9100

                                        October 23, 1997

Lexington Strategic Silver Fund, Inc.
Park 80 West, Plaza Two
Saddle Brook, New Jersey  07663

Gentlemen:

      We hereby consent to the reference to our firm as Counsel in Post-Effective Amendment Number 27 to the Registration Statement of the Lexington Strategic Silver Fund, Inc. on Form N-1A.

                                       Very truly yours,

                                      /s/Kramer, Levin, Naftalis & Frankel